UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 12, 2015 (January 26, 2016)

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-53012	90-0687379
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

709 S. Harbor Blvd., Suite 250, Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (321) 725-0090

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 2, 2015, First Choice Healthcare Solutions, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Current Report”) to report that its newly formed wholly-owned subsidiary, CCSC Holdings, Inc. (“CCSC Holdings”), acquired a 40% interest in Crane Creek Surgery Center (“Crane Creek”) in exchange for chase consideration of $560,000.

The Current Report is being amended by this Amendment No. 1 to include the audited and unaudited financial statements and information required by Item 9.01(a) and the pro forma financial statements required by Item 9.01(b) and to reflect that the acquisition of the 40% interest in Crane Creek was completed on November 12, 2015. Certain conditions of the Crane Creek transaction were not met until November 12, 2015 and not October 27, 2015 as originally noted. No other amendments to the Current Report are being made by this Amendment No. 1.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Crane Creek

The audited financial statements including the notes thereto for Crane Creek for the years ended December 31, 2014 and December 31, 2013 and the unaudited financial statements including notes thereto for Crane Creek for the nine months ended September 30, 2015 and 2014, are attached as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Company as of September 30, 2015, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 and the notes thereto, which give effect to the Crane Creek transaction, are attached hereto as Exhibits 99.3 and incorporated herein by reference.

(c) Shell Company Transactions

Not applicable

(d) Exhibits

99.1	Audited financial statements including the notes thereto for Crane Creek for the years ended December 31, 2014 and, 2013.
99.2	Unaudited financial statements including the notes thereto for Crane Creek for the nine months ended September 30, 2015 and 2014.
99.3	Unaudited pro forma consolidated balance sheet of the Company as of September 30, 2015, the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2014 and for the nine months ended September 30, 2015 and the notes thereto, which give effect to the Crane Creek transaction.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CHOICE HEALTHCARE SOLUTIONS, INC.
(Registrant)

Date: January 26, 2016
/s/ Chris Romandetti
Name: Chris Romandetti
Chief Executive Officer